Second Quarter 2020 Earnings Overview August 5, 2020

2 Forward Looking Statements Forward-looking statements involve known and unknown risks, uncertainties, assumptions, and other important factors that could cause the actual results, performance or our achievements, or industry results, to differ materially from historical results, any future results, or performance or achievements expressed or implied by such forward– looking statements. Such risks, uncertainties and factors include, but are not limited to: not completing, or not completely realizing the anticipated benefits from, the sale of our stake in AMAK; general economic and financial conditions domestically and internationally; insufficient cash flows from operating activities; our ability to attract and retain key employees; feedstock, product and mineral prices; feedstock availability and our ability to access third party transportation; competition; industry cycles; natural disasters or other severe weather events, health epidemics and pandemics (including COVID-19) and terrorist attacks; our ability to consummate extraordinary transactions, including acquisitions and dispositions, and realize the financial and strategic goals of such transactions; technological developments and our ability to maintain, expand and upgrade our facilities; regulatory changes; environmental matters; lawsuits; outstanding debt and other financial and legal obligations (including having to return the amounts borrowed under the Paycheck Protection Program or failing to qualify for forgiveness of such loans, in whole or in part); difficulties in obtaining additional financing on favorable conditions, or at all; local business risks in foreign countries, including civil unrest and military or political conflict, local regulatory and legal environments and foreign currency fluctuations; and other risks detailed in our latest Annual Report on Form 10-K, including but not limited to: "Part I, Item 1A. Risk Factors" and "Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" therein, and in our other filings with the Securities and Exchange Commission (the "SEC"). Many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID-19 pandemic. There may be other factors of which we are currently unaware or deem immaterial that may cause our actual results to differ materially from the forward-looking statements. In addition, to the extent any inconsistency or conflict exists between the information included in this report and the information included in our prior releases, reports and other filings with the SEC, the information contained in this report updates and supersedes such information. Forward-looking statements are based on current plans, estimates, assumptions and projections, and, therefore, you should not place undue reliance on them. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update them in light of new information or future events.

3 Non-GAAP Measures This presentation includes the use of both U.S. generally accepted accounting principles ("GAAP") and non-GAAP financial measures. The Company believes certain financial measures, such as EBITDA from continuing operations and Adjusted EBITDA from continuing operations, which are non-GAAP measures, provide users of our financial statements with supplemental information that may be useful in evaluating our operating performance. The Company believes that such non-GAAP measures, when read in conjunction with our operating results presented under GAAP, can be used to better assess our performance from period to period and relative to performance of other companies in our industry, without regard to financing methods, historical cost basis or capital structure. These measures are not measures of financial performance or liquidity under GAAP and should be considered in addition to, and not as a substitute for, analysis of our results under GAAP. These non-GAAP measures have been reconciled to the nearest GAAP measure in the tables below entitled Reconciliation of Selected GAAP Measures to Non-GAAP Measures. We define EBITDA from continuing operations as net income (loss) from continuing operations plus interest expense (benefit), income taxes, depreciation and amortization. We define Adjusted EBITDA from continuing operations as EBITDA from continuing operations plus share– based compensation, plus restructuring and severance expenses, plus or minus equity in AMAK's earnings and losses, plus impairment losses and plus or minus gains or losses on disposal of assets..

4 Q2 Highlights Adjusted EBITDA from cont. ops: $4.2MM Operating cash flow from cont. ops: $16.5MM; +$12.1MM increase from Q1'20 Total consolidated cash: $29.9MM at end of June Outstanding debt reduced to $78.2MM (excluding PPP loans); lowest level since Q3'16 Growth initiatives launched in Q1 on track to achieve approx. $4MM of incremental EBITDA value creation on go-forward run-rate basis

5 Debt and Cash Summary $ millions March 31, 2020 June 30, 2020 Revolver Balance $23.0 $0.0 Strong Balance Term Loan $79.2 $78.2 Sheet Tot a l B a n k De bt $102.2 $78.2 PPP Loans $0.0 $6.1 Tot a l De bt $102.2 $84.3 Cash on Balance Sheet $37.5 $29.9 Total Debt Net of Cash $64.7 $54.4 $ millions Pro Forma Note Cash Balance $29.9 As of June 30, 2020 Ample Liquidity Tax Refunds (CARES Act) $16.5 $14.1 1st tranche expected in Q3 AMAK Sale Net Proceeds $43.5 Expected Sept 2020 Pro Forma Cash Balance $89.9 Total Pro Forma Net Debt $(5.6)

6 Q2 Trecora Performance Summary Q2’20 Q1’20 Q4’19 Q3’19 Q2’19 1H‘20 1H’19 Diluted EPS from continuing $(0.07) $0.23 $(0.61) $0.06 $0.10 $0.16 $0.17 operations Net Income (Loss) from continuing ($1.9) $5.9 $(18.7) $1.6 $2.4 $4.0 $4.3 operations Adjusted EBITDA from continuing $4.2 $5.5 $6.4 $6.9 $9.2 $9.7 $17.7 operations (1) Gross Margin 15.2% 13.0% 13.5% 15.3% 15.2% 13.9% 15.3% Cap Ex $5.7 $1.9 $3.8 $2.5 $1.8 $7.6 $3.8 Tot al Bank D ebt $78.2 $102.2 $83.3 $89.3 $98.4 $78.2 $98.4 (1) See non-GAAP reconciliations included in the accompanying financial tables for the reconciliation of each non-GAAP measure to its more directly comparable GAAP measure. Ø Total outstanding bank debt, excluding Paycheck Protection Program loans, reduced to $78.2 million, the lowest level since third quarter 2016 Ø Operating cash flow from continuing operations of $16.5 million in Q2’20, a $12.1 million improvement from Q1’20 Ø Lag in inventory costs saw feedstock prices bottom in June. Gross margin for the quarter was 15.2% Ø Q2 capex incl. approx. $3.6 million for maintenance and upkeep of our GSPL Pipeline

7 Q2 Business Segment Performance Summary Specialty Petrochemicals Sales Volume (million gallons) Q2’20 Q1’20 Q4’19 Q3’19 Q2’19 All Products 15.3 19.7 20.3 20.5 21.4 Prime Products 13.1 16.2 16.3 16.4 17.7 By-products 2.3 3.5 4.0 4.1 3.7 Ø By-product margin in Q2’20 of $(0.29) per gallon compared to $0.24 per gallon in Q2’19 Specialty Waxes Q2’20 Q1’20 Q4’19 Q3’19 Q2’19 Wax Revenue ($mm) $5.5 $6.8 $6.0 $5.8 $6.7 Wax Sales Volume 8.4 10.2 7.9 8.6 10.0 (mm lbs) Avg. Wax Sales Price ($/lb) $0.65 $0.66 $0.75 $0.67 $0.67 Custom Processing $2.8 $3.6 $2.9 $2.4 $2.5 Revenue ($mm)

Petrochemical Feedstock Natural Gasoline Per Gallon $1.70 $1.50 $1.30 $1.10 $0.90 $0.70 $0.50 - Market Price of $0.30 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 8 Mar-18 Jun-18 (Source: OPIS) Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20

9 Growth Execution Funnel SHR & TC Portfolio New Markets/Products: (8 Projects) Asset Utilization: (14 Projects) Increasing Productivity: (4 Projects) Diversified & broad portfolio of 26 potential value growth initiatives Higher Probability4 Q1 launched initiatives on track for approx. $4MM of incremental EBITDA Lower value creation on go-forward run-rate basis

10 For more information, please visit our website: http://www.trecora.com Appendix Below

Reconciliation Of Selected GAAP Measures To Non-GAAP Measures

11

	THREE MONTHS ENDED 6/30/20				THREE MONTHS ENDED 6/30/19			
	SPEC. PETRO	SPEC. WAX	CORP	TREC	SPEC. PETRO	SPEC. WAX	CORP	TREC
NET INCOME (LOSS)	$ 1,393	$ (332)	$ (2,922)	$ (1,861)	$ 4,666	$ (1,013)	$ (1,249)	$ 2,404
Loss from discontinued operations, net of tax	-	-	(2)	(2)	-	-	(103)	(103)
Income (Loss) from continuing operations	$ 1,393	$ (332)	$ (2,920)	$ (1,859)	$ 4,666	$ (1,013)	$ (1,146)	$ 2,507
Interest	736	-	(1)	735	1,053	347	1	1,401
Tax expense (benefit)	255	(113)	716	858	1,709	-	(1,018)	691
Depreciation and amortization	185	23	4	212	172	24	12	208
Depreciation and amortization in cost of sales	2,436	1,314	-	3,750	2,753	1,375	-	4,128
EBITDA from continuing operations	5,005	892	(2,201)	3,696	10,353	733	(2,151)	8,935
Share based compensation	-	-	543	543	-	-	345	345
Gain on disposal of assets	(7)	-	-	(7)	-	-	-	-
Adjusted EBITDA from continuing operations	$ 4,998	$ 892	$ (1,658)	$ 4,232	$ 10,353	$ 733	$ (1,806)	$ 9,280
Revenue	32,395	8,279	-	40,674	60,110	9,260	-	69,371

	SIX MONTHS ENDED 6/30/20				SIX MONTHS ENDED 6/30/19			
	SPEC. PETRO	SPEC. WAX	CORP	TREC	SPEC. PETRO	SPEC. WAX	CORP	TREC
NET INCOME (LOSS)	$ 5,989	$ 882	$ 1,988	$ 8,859	$ 10,808	$ (3,552)	$ (3,101)	$ 4,155
Loss from discontinued operations, net of tax	-	-	4,855	4,855	-	-	(162)	(162)
Income (Loss) from continuing operations	$ 5,989	$ 882	$ (2,867)	$ 4,004	$ 10,808	$ (3,552)	$ (2,939)	$ 4,317
Interest	1,651	-	-	1,651	2,248	651	1	2,900
Tax expense (benefit)	(1,399)	(1,569)	(1,827)	(4,795)	2,703	-	(1,518)	1,185
Depreciation and amortization	371	47	10	428	341	48	32	421
Depreciation and amortization in cost of sales	4,867	2,619	-	7,486	5,658	2,699	-	8,357
EBITDA from continuing operations	11,479	1,979	(4,684)	8,774	21,758	(154)	(4,424)	17,180
Share based compensation	-	-	933	933	-	-	558	558
(Gain) Loss on disposal of assets	(8)	17	-	9	-	-	-	-
Adjusted EBITDA from continuing operations	$ 11,471	$ 1,996	$ (3,751)	$ 9,716	$ 21,758	$ (154)	$ (3,866)	$ 17,738
Revenue	84,025	18,716	-	102,741	116,984	17,542	-	134,526

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12 Specialty Waxes Wax Volume and Revenue (in thousands) $8,000 12,000 $7,000 10,000 $6,000 8,000 $5,000 $4,000 6,000 Volume Revenue $3,000 4,000 $2,000 2,000 $1,000 $- - Q216 Q316 Q416 Q117 Q217 Q317 Q417 Q118 Q218 Q318 Q418 Q119 Q219 Q319 Q419 Q120 Q220 Wax Revenues($) Wax Volume (Lbs)